Exhibit 99.2 Capital Senior Living A Leading Owner-Operator of Senior Living Communities and ServicesExhibit 99.2 Capital Senior Living A Leading Owner-Operator of Senior Living Communities and Services

Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in this presentation The forward-looking statements in this release are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread, new information that may emerge concerning the severity of COVID-19, the actions taken to prevent or contain the spread of COVID-19 or treat its impact, the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 on the Company’s ability to continue as a going concern, the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt and lease obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt and lease agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. For information about Capital Senior Living, visit www.capitalsenior.com. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise. Non-GAAP Financial Measures: Adjusted EBITDAR is a financial valuation measure and Adjusted Net Income/(Loss) and Adjusted CFFO are financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with our results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. Adjusted EBITDAR is a valuation measure commonly used by Company management, research analysts and investors to value companies in the senior living industry. Since Adjusted EBITDAR excludes interest expense and rent expense, it allows Company management, research analysts and investors to compare the enterprise values of different companies without regard to differences in capital structures and leasing arrangements. The Company believes that Adjusted Net Income/(Loss) and Adjusted CFFO are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of our primary business. Adjusted Net Income/(Loss) and Adjusted CFFO provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net loss to Adjusted EBITDAR and the reconciliation of net income/(loss) to Adjusted Net Income/(Loss) and Adjusted CFFO, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows in the Company’s most recent earnings release which can be found on the Company’s website at www.capitalsenior.com/investor-relations/press-releases/. 2Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in this presentation The forward-looking statements in this release are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread, new information that may emerge concerning the severity of COVID-19, the actions taken to prevent or contain the spread of COVID-19 or treat its impact, the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 on the Company’s ability to continue as a going concern, the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt and lease obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt and lease agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. For information about Capital Senior Living, visit www.capitalsenior.com. The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise. Non-GAAP Financial Measures: Adjusted EBITDAR is a financial valuation measure and Adjusted Net Income/(Loss) and Adjusted CFFO are financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with our results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. Adjusted EBITDAR is a valuation measure commonly used by Company management, research analysts and investors to value companies in the senior living industry. Since Adjusted EBITDAR excludes interest expense and rent expense, it allows Company management, research analysts and investors to compare the enterprise values of different companies without regard to differences in capital structures and leasing arrangements. The Company believes that Adjusted Net Income/(Loss) and Adjusted CFFO are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of our primary business. Adjusted Net Income/(Loss) and Adjusted CFFO provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net loss to Adjusted EBITDAR and the reconciliation of net income/(loss) to Adjusted Net Income/(Loss) and Adjusted CFFO, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows in the Company’s most recent earnings release which can be found on the Company’s website at www.capitalsenior.com/investor-relations/press-releases/. 2

Table of Contents Sections Pages I. Company Overview 4 II. 3Q 2020 Highlights 5 III. COVID-19 Update 10 IV. Strategy Update 14 V. 3Q Financials 25 3Table of Contents Sections Pages I. Company Overview 4 II. 3Q 2020 Highlights 5 III. COVID-19 Update 10 IV. Strategy Update 14 V. 3Q Financials 25 3

Capital Senior Living at a Glance

119 Communities 66% Owned	9,000+ Residents Served	30+ Year History	$442MM 2019 Revenue	5,600+ Employees



22
States
15+ Communities
5 - 14 Communities
< 5 Communities

As of September 30th, 2020

- Dallas-based **Capital Senior Living** is one of the nation's largest operators of independent living, assisted living and memory care communities for senior adults.
- **Capital Senior Living** provides seniors the freedom and opportunity to successfully, comfortably and happily age in place.

Attractive Private Pay Focus [(1)]
% of Revenue



Private Pay
93%
Medicaid
7%

Balanced Unit Mix [(2)]



Memory Care
11%
Assisted
Living
52%
Independent
Living
37%

(1) Payer Mix as of September 30, 2020
(2) Unit mix as of September 30, 2020

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4

3Q 2020 Highlights 53Q 2020 Highlights 5

Summary of 3Q 2020 Same Store* Operating Results

Capital SENIOR LIVING

- YTD Revenue at 97% of last year.
- YTD 2020 rates increased 1.3% vs. 2019. 3Q20 rates increased 0.6% over 3Q19.
- YTD NOI margin remains strong at 32%.

Occupancy

- Occupancy declined 190 bps in 3Q20 compared to 2Q20 due to the impacts of COVID-19.
- Move-in volume for same store communities at 87% of 3Q2019; communities are recovering.
- Move-outs in Aug & Sept were elevated following several months of lower-than-normal volume.

Operating Expenses

- Total expenses remain flat 3Q20 vs. 3Q19.
- Use of agency staffing remained flat QoQ and decreased $1.2M on a YTD basis or 38%.
- Invested $2.0M in front line staff hero pay.
- Non-labor operating expenses were down $1.0M 3Q20 vs. 3Q19 and down $2.3M on a YTD basis.

NOI

- YoY NOI rebounds to 89% of prior year.
- YTD NOI margin remains strong at 32%.

*Same Store 95 Communities

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6

2020 Same Store* Volume Statistics

- 3Q20 move-ins significantly improved to 87% of prior year; communities are recovering
- Highest COVID impact in April
- In person tours have been limited due to COVID and state regulations
- August & September move-outs elevated after several months below normal levels

	Pre-COVID	Initial COVID Impact		Recovery							
	Indexed to same periods prior year										
Statistic	**YTD Feb**	**March**	**April**	**May**	**June**	**2Q20**	**July**	**Aug**	**Sept**	**3Q20**	**Oct[1]**
Leads	~93%	~63%	~58%	~70%	~77%	~68%	~65%	~66%	~70%	~67%	~71%
Tours	~101%	~75%	~54%	~56%	~67%	~59%	~63%	~66%	~78%	~69%	~77%
Move-Ins	~107%	~90%	~44%	~70%	~120%	~75%	~81%	~96%	~85%	~87%	~68%[2]
Move-Outs	~95%	~95%	~91%	~87%	~88%	~89%	~98%	~106%	~113%	~105%	103%

(1) Oct 2020 statistics are preliminary and subject to change
(2) Oct 2020 preliminary move-in comparison reflects unusually high move in activity in Oct 2019 base period

*Same Store 95 Communities

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Decelerating Declines in Same Store* Month-End Occupancy 2 bps 83.0% (40) bps 82.6% 82.6% 82.0% 82.2% (151) bps 81.0% 24 bps 80.7% (93) bps 80.0% (89) bps 80.0% 79.8% 79.0% (83) bps 79.1% (72) bps 78.0% 78.3% 77.6% 77.0% 76.0% 75.0% JAN 20 FEB 20 MAR 20 APR 20 MAY 20 JUN 20 JUL 20 AUG 20 SEP 20 *Same Store 95 Communities 8Decelerating Declines in Same Store* Month-End Occupancy 2 bps 83.0% (40) bps 82.6% 82.6% 82.0% 82.2% (151) bps 81.0% 24 bps 80.7% (93) bps 80.0% (89) bps 80.0% 79.8% 79.0% (83) bps 79.1% (72) bps 78.0% 78.3% 77.6% 77.0% 76.0% 75.0% JAN 20 FEB 20 MAR 20 APR 20 MAY 20 JUN 20 JUL 20 AUG 20 SEP 20 *Same Store 95 Communities 8

Improving Labor Statistics Workforce stability, consistency and confidence have been key to successful management during the COVID-19 pandemic. 9.6 Total Employee Turnover ppts September YTD YoY 5.3 Community Leadership Turnover ppts September YTD YoY 20 Average time from job posting to hire days September YTD YoY *Same Store 95 Communities 9Improving Labor Statistics Workforce stability, consistency and confidence have been key to successful management during the COVID-19 pandemic. 9.6 Total Employee Turnover ppts September YTD YoY 5.3 Community Leadership Turnover ppts September YTD YoY 20 Average time from job posting to hire days September YTD YoY *Same Store 95 Communities 9

COVID-19 Update 10COVID-19 Update 10

COVID Update

Capital SENIOR LIVING

- 100% of Capital Senior Living Communities are currently accepting new residents
- Active cases remain low due to implementation of consistent and robust safety protocols.
- All communities remain in high alert with COVID precautions and CDC guidelines in place


New COVID Cases Trailing Two Weeks
100
80
60
40
20
-
1,000,000
800,000
600,000
400,000
200,000
-
3/2/20 - 3/15/20
3/16/20 - 3/29/20
3/30/20 - 4/12/20
4/13/2020 - 4/26/20
4/27/20 - 5/10/20
5/11/20 - 5/24/20
5/25/20 - 6/7/20
6/8/20 - 6/21/20
6/22/20 - 7/5/20
7/6/20 - 7/19/20
7/20/20 - 8/2/20
8/3/20 - 8/16/20
8/17/20 - 8/30/20
8/31/20 - 9/13/20
9/14/20 - 9/27/20
9/28/20 - 10/11/20
10/12/20 - 10/25/20
CSL Resident Cases
US National Cases
Source: CDC COVID Data Tracker; US and State Trends

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COVID Response: Acting to Keep Residents Safe

Capital Senior Living

Foundation of CSL COVID-19 Response

- Multi-disciplinary COVID-19 task force
- Multiple procurement partners ensures stable PPE supply chain for eight regional supply hubs
- Enhanced compensation to reward front line workers
- Advanced disinfecting supplies designed specifically for COVID-19
- Regional staffing support for deployment in high-risk situations
- Therapy and wellness offerings to ensure resident well-being

Real Time Operational Progression

Q1 2020

- ✓ Expanded our supply network and fortified community supply stock of masks, gowns, gloves, face shields, sanitizer and other critical items through eight regional supply hubs.
- ✓ Diligent screening of all visitors, employees and returning residents continues without exception.

Q2 2020

- ✓ Reinvented the dining experience and activities to accommodate the current environment and provide wellness focus environment.
- ✓ Added regional nursing support staff with multi-site clinical management experience to supplement clinical and quality assurance function.

Q3 2020

- ✓ Interior tours and family visits relaunched with strict safety and disinfecting guidelines.
- ✓ Floating nursing and caregiving roles increased clinical and staffing support for communities impacted by COVID.

Q4 2020

- ✓ Consistent testing of residents moving in or re-admitting.
- ✓ Staff testing consistent with state and CDC guidance.
- ✓ Ongoing focus on resident health and wellness by supplementing activity programing.

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COVID-19 Transition Plan This outlines our policies as we begin easing some of the heightened safety measures and restrictions put in place to limit the spread of COVID-19. Each community will also have its own individualized Transition Plan depending on state and local mandates, trends in COVID-19 cases in the market, resident population, community size and layout and whether the community has been previously impacted by COVID-19. 13COVID-19 Transition Plan This outlines our policies as we begin easing some of the heightened safety measures and restrictions put in place to limit the spread of COVID-19. Each community will also have its own individualized Transition Plan depending on state and local mandates, trends in COVID-19 cases in the market, resident population, community size and layout and whether the community has been previously impacted by COVID-19. 13

Strategy Update 14Strategy Update 14

2019-2021 Strategy

Capital Senior Living

Financial and Operational Strategy designed to focus the organization on specific actions to improve the Company's performance and position the Company's owned portfolio for near- and long-term growth

FINANCIAL

Reduce Leverage and Improve Liquidity

Exit Leases

- Eliminate NNN terms
- Manage assets where attractive
- Focus on core markets

Reset Debt

- Improve debt service capacity
- Preserve operating scale
- Maintain lender relationships

RightSize Portfolio

- Divest underperforming assets
- Stabilize portfolio
- Extract value from assets in core markets

OPERATIONAL

Stabilize

Execution Excellence

- Quality
- Systems & Analytics
- Operational Leadership
- Talent and Retention
- Scale
- Operating Standards

Invest

Resident-Centric Experience

- Community upgrades and conversions to AL & MC
- Innovative and Differentiated Resident Programming
- Population Health and Wellness
- Technology

Nurture

Commercial Excellence

- Local brand preference
- Lead generation and sales
- Digital Transformation and customer engagement
- Performance-based media strategies

Grow

Market Opportunities

- Same store organic growth
- Accretive acquisitions in attractive geographically concentrated markets

2019 → 2020 → 2021

PERFORMANCE IMPROVEMENT

15

Significant Actions since 2019 to Improve the Company's Operational Performance and Financial Foundation

Capital

1H 2019 — 2H 2019 — 1H 2020 — 2H2020

January & February 2019
- Board appoints new CEO
- Hired Chief Revenue Officer
- Announced 3-year strategic plan
- Restructured sales organization & implemented new incentive plans

September & October 2019
- Hired Chief Operating Officer
- Closed sale of two assets, generating $14.8M in net cash proceeds and eliminating ~$44M of mortgage debt
- Reached agreement with HealthPeak for early termination of 9-communiy master lease.

March 2020
- Reached agreements with all 3 landlords resulting in 25% rent reduction for 2020 effective Feb 1 and the early termination of all master leases by 12/31/20
- Six leased communities converted to management agreements
- When completed, will reduce LT lease liabilities by ~$253M and improve annual cash flow by ~$22M
- Closed sale of one non-performing asset, generating net cash proceeds of $6.9M

August - October 2020
- Announced turnback of 18 assets with non-recourse mortgage debt immediately improving annual cash flow by ~$10M
- When completed, will reduce LT debt by ~$216M
- Continuing to manage these communities on lender's behalf for 5% of revenue
- Implemented G&A reductions which, when completed, will save ~$7M annually
- Realigned operating structure and streamlined support functions

Improved Annualized Cash Flow $32M

Reduced Long-Term Liabilities $470M

16

Exiting Underperforming NNN Leases to Focus on Core Owned Portfolio

Capital Senior Living

Healthpeak Properties

- Master lease with 10/31/20 maturity date terminates on or before such date (one community transitioned on 1/15/20, others being marketed for sale by HP)
- Master lease with 4/30/26 maturity terminated and communities converted to interim management agreements effective 2/1/20 (communities being marketed for sale by HP)
- Company paid transition fee of $250k and releases security deposits held by Healthpeak

VENTAS

- Master lease terminates on 12/31/20
- Rent reduced to 75% of contractual rate effective 2/1/20
- Ventas to reimburse Company for up to $1000/unit of capex until communities transition
- Communities will convert to management agreements if not transitioned by 12/31/20
- Company releases security deposits held by Ventas

welltower

- Master leases terminate on 12/31/20
- Rent reduced to 75% of contractual rate, net of reimbursed expenses, effective 2/1/20
- Welltower to reimburse Company for up to $1000/unit of capex until communities transition
- Communities will convert to management agreements if not transitioned by 12/31/20
- Company releases security deposits held by Welltower

When all transitions are complete, the Company's cash flow will improve ~ $22.0M annually, and all related lease liabilities, which were ~ $253M at 12/31/19, will be eliminated.

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Reduced Financial Obligations, Stabilized Balance Sheet In 2Q20, the Company entered into short-term debt forbearance agreements with several of its lenders to help mitigate the impact of the COVID-19 pandemic. • Fannie Mae: • The Company made reduced “net cash flow” payments April through July 2020 on 23 communities • Turned 18 communities back to Fannie Mae effective August 1, 2020 • The Company has 43 loans with Fannie Mae that are current and in good standing • Protective Life: • The Company will receive six months of full P&I relief (April 2020 through June 2020, and October 2020 - December 2020) on all 10 communities • The Company will make interest-only payments on these 10 communities for 12 months (July 2020 through September 2020, and January 2021 through September 2021) • BBVA: The Company made reduced “net cash flow” payments in April through June on its three communities with BBVA • HUD: The Company made reduced “net cash flow” payments in April through June on its one HUD community 18Reduced Financial Obligations, Stabilized Balance Sheet In 2Q20, the Company entered into short-term debt forbearance agreements with several of its lenders to help mitigate the impact of the COVID-19 pandemic. • Fannie Mae: • The Company made reduced “net cash flow” payments April through July 2020 on 23 communities • Turned 18 communities back to Fannie Mae effective August 1, 2020 • The Company has 43 loans with Fannie Mae that are current and in good standing • Protective Life: • The Company will receive six months of full P&I relief (April 2020 through June 2020, and October 2020 - December 2020) on all 10 communities • The Company will make interest-only payments on these 10 communities for 12 months (July 2020 through September 2020, and January 2021 through September 2021) • BBVA: The Company made reduced “net cash flow” payments in April through June on its three communities with BBVA • HUD: The Company made reduced “net cash flow” payments in April through June on its one HUD community 18

Transitioning to a More Focused Platform

	Today[1]		Post Transitions[2]
Communities	95 61 Owned 34 Leased 0 Managed	Transition ~6 Months	68 60 Owned 0 Leased 8 Managed
States	20		16
Units	8,920		5,634
3Q 20Occupancy	77.6%		79.3%
3Q20 Avg Rent	$3,731		~$3,582
3Q20 NOI Margin[3]	29%		~27%
Debt	$915.9M		$688.7M
CapEx / Unit	$1,200		$1,200
Employees	~4,470		~2,880

(1) Based on 3Q20 actuals for 95 same store communities.
(2) Based on 3Q20 actuals and pre-COVID historical trends for 60 owned communities.
(3) *NOI defined as revenue less operating expenses including property taxes, insurance, professional fees but excluding bad debt and mgmt. fees. Excludes both COVID Relief Revenue and COVID Expenses. Post transition NOI margin is owned communities only.*

Resident Revenue by State Post Transitions



Remaining, 29%
Texas, 23%
Indiana, 16%
Ohio, 22%
Wisconsin, 10%

Unit Mix



12%
38%
50%
12%
38%
50%
Memory Care
Independent Living
Assisted Living
Today
Post Transitions

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19

Continuing Owned Communities Occupancy has Consistently Outperformed the Remainder of the Portfolio



Continuing Owned (60)
Continuing Managed (8)
Transitioning Owned (18)
Transitioning Leased (38)
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
89.3%
87.7%
85.0%
83.0%
79.3%
74.3%
73.5%
70.9%

	Q2 17	Q3 17	Q4 17	Q1 18	Q2 18	Q3 18	Q4 18	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20	Q2 20	Q3 20
Continuing Owned (60)	87.7%	88.0%	88.5%	87.7%	86.7%	85.6%	85.3%	85.7%	85.0%	84.2%	84.4%	83.7%	81.5%	79.3%
Continuing Managed (8)	85.0%	84.4%	83.7%	84.0%	85.6%	85.8%	84.0%	82.5%	82.9%	80.9%	79.4%	78.3%	75.7%	74.3%
Transitioning Owned (18)	89.3%	89.7%	89.6%	87.6%	86.4%	81.5%	80.1%	79.5%	79.3%	77.8%	75.4%	72.9%	70.8%	70.9%
Transitioning Leased (38)	83.0%	83.1%	83.4%	80.8%	80.0%	80.3%	78.7%	78.8%	78.0%	76.8%	76.8%	77.4%	75.1%	73.5%

Note: Q3 20 Lease Portfolio removing the five (5) communities that transitioned 9/10/20

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Continuing Owned and Managed REVPOR Upward Trend Despite Market Volatility

Capital SENIOR LIVING



Continuing Owned (60)
Continuing Managed (8)
Transitioning Owned (18)
Transitioning Leased (38)
$4,400
$4,200
$4,000
$3,800
$3,600
$3,400
$3,200
$4,185
$4,255
$3,582
$3,541
$3,501
$3,548
$3,440
$3,268

	Q2 17	Q3 17	Q4 17	Q1 18	Q2 18	Q3 18	Q4 18	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20	Q2 20 *	Q3 20
Continuing Owned (60)	$3,501	$3,513	$3,522	$3,506	$3,533	$3,535	$3,545	$3,515	$3,546	$3,559	$3,564	$3,577	$3,601	$3,582
Continuing Managed (8)	$3,268	$3,299	$3,345	$3,340	$3,393	$3,399	$3,437	$3,443	$3,442	$3,438	$3,454	$3,435	$3,418	$3,440
Transitioning Owned (18)	$3,541	$3,579	$3,660	$3,625	$3,642	$3,629	$3,651	$3,633	$3,620	$3,581	$3,598	$3,592	$3,570	$3,548
Transitioning Leased (38)	$4,185	$4,215	$4,215	$4,184	$4,219	$4,263	$4,296	$4,237	$4,245	$4,241	$4,245	$4,255	$4,258	$4,255

** Excludes COVID State Relief Revenue*

Note: Q3 20 Lease Portfolio removing the five (5) communities that transitioned 9/10/20

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NOI Margin %[1] Disruption Due to COVID Pandemic

Capital SENIOR LIVING



Continuing Owned (60)
Continuing Managed (8)
Transitioning Owned (18)
Transitioning Leased (38)
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
42.1%
41.3%
37.6%
34.4%
32.7%
29.4%
26.6%
13.5%

	Q2 17	Q3 17	Q4 17	Q1 18	Q2 18	Q3 18	Q4 18	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20 *	Q2 20 *	Q3 20
Continuing Owned (60)	37.6%	35.8%	35.8%	35.6%	35.0%	33.2%	33.6%	33.1%	32.8%	30.3%	28.9%	30.9%	31.5%	26.6%
Continuing Managed (8)	41.3%	38.4%	39.1%	39.9%	41.6%	39.1%	38.7%	38.3%	40.1%	35.0%	31.6%	34.3%	33.3%	32.7%
Transitioning Owned (18)	34.4%	32.9%	31.9%	31.5%	29.7%	25.9%	27.2%	26.3%	24.2%	20.2%	17.5%	19.5%	18.3%	13.5%
Transitioning Leased (38)	42.1%	41.7%	42.8%	41.3%	39.3%	38.4%	38.8%	38.9%	38.8%	34.1%	32.1%	34.2%	33.3%	29.4%

Notes: Q3 20 Lease Portfolio removing the five (5) communities that transitioned 9/10/20;

[1] NOI defined as revenue less operating expenses including property taxes, insurance, professional fees but excluding bad debt and mgmt. fees. Excludes both COVID Relief Revenue and COVID Expenses

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22

Continuing Owned & Managed Communities

Community	City	State	Year Built / Expanded	IL	AL	MC	Total
West Shores	Hot Springs	AR	1987	43	90	0	133
Cottonwood Village	Cottonwood	AZ	1986	88	51	21	160
Villa Santa Barbara	Santa Barbara	CA	1979	0	121	0	121
Carpenter's Creek	Pensacola	FL	1987	0	93	0	93
Creekside	Pensacola	FL	1997/2005*	0	0	84	84
Keystone Woods	Anderson	IN	1997	0	58	0	58
Wynnfield Crossing	Rochester	IN	1998	0	50	0	50
Riverbend	Jeffersonville	IN	2000	0	63	34	97
Batesville	Batesville	IN	2003	0	41	0	41
Southport	Indianapolis	IN	1999	0	50	14	64
Country Charm	Greenwood	IN	1993/2007	0	89	0	89
Autumn Glen	Greencastle	IN	1999	0	47	0	47
Georgetowne Place	Fort Wayne	IN	1987	63	75	14	152
Harrison	Indianapolis	IN	1985	0	103	14	117
Greenbriar Village	Indianapolis	IN	1999	0	82	22	104
Springfield	Springfield	MA	2005	97	71	18	186
Aspen Grove	Lambertville	MI	2003	0	53	25	78
IV East Lansing	East Lansing	MI	1989	146	0	0	146
Rose Arbor & Wildflower Lodge	Maple Grove	MN	2001	25	66	39	130
Vintage Oaks	Saint Joseph	MO	2004	22	67	10	99
Ironbridge	Springfield	MO	2001	120	0	0	120
Highland Colony	Ridgeland	MS	2000	116	0	0	116
LaurelHurst	Columbus	NC	2002	40	24	16	80
IV Raleigh	Raleigh	NC	1991	167	0	0	167
Marquis Place	Elkhorn	NE	2002/2005	0	43	20	63
Crown Pointe	Omaha	NE	1984	63	53	20	136
Heritage at The Plains	Oneota	NY	2009	64	28	16	108
Amberleigh	Williamsville	NY	1989	201	49	17	267
Canton Regency	Canton	OH	1987-1999	92	102	36	230
Summit Point	Macedonia	OH	2007	70	68	12	150
Woodlands of Columbus	Columbus	OH	2002/2011	0	94	17	111
Chardon	Chardon	OH	2000	0	42	0	42
Hamilton	Hamilton	OH	1999/2012	0	52	24	76
Shaker Heights	Shaker Heights	OH	1992	0	37	22	59

Community	City	State	Year Built / Expanded	IL	AL	MC	Total
Dayton	Dayton	OH	2008	101	31	18	150
Levis Commons	Perrysburg	OH	2008	44	102	0	146
Whispering Pines Village	Columbiana	OH	2001	12	57	0	69
North Bend Crossing	Cincinnati	OH	2008	45	62	15	122
Fairfield	Fairfield	OH	2000	120	0	0	120
Mansfield	Mansfield	OH	1999	0	117	0	117
North Pointe	Anderson	SC	1991 & 2008	0	28	12	40
Summit Place	Anderson	SC	2000 & 2008	15	36	24	75
Courtyards at Lake Granbury	Granbury	TX	2005	0	72	10	82
Cooper	Arlington	TX	1994	0	72	18	90
College Station	College Station	TX	1996	0	36	17	53
Conroe	Conroe	TX	AL-1997 / IL 2001	23	20	0	43
Corpus Christi	Corpus Christi	TX	1996	0	51	0	51
Good Tree	Stephenville	TX	1998	20	31	8	59
Remington at Valley Ranch	Irving	TX	2000	126	0	0	126
Baytown	Baytown	TX	1997/2008	9	88	30	127
Rosemont	Humble	TX	1999	0	72	24	96
Whitley Place	Keller	TX	1998	0	27	20	47
Fort Worth	Ft. Worth	TX	2000	154	0	0	154
Huebner	San Antonio	TX	1999	119	0	0	119
Mesquite	Mesquite	TX	1999	152	0	0	152
Thousand Oaks	San Antonio	TX	1999	119	0	0	119
Plano	Plano	TX	2000	91	45	0	136
Arapaho	Richardson	TX	2002	95	45	0	140
North Richland Hills	North Richland Hills	TX	2001	118	0	0	118
Virginia Beach	Virginia Beach	VA	1999	0	85	25	110
Fitchburg	Fitchburg	WI	2004	36	46	0	82
Plymouth	Plymouth	WI	2007/2008/2010	0	69	0	69
Brookview Meadows	Green Bay	WI	2005	41	37	0	78
Hartford	Hartford	WI	2004	0	28	11	39
West Bend	West Bend	WI	1992	0	20	20	40
Colby	Colby	WI	2008	0	44	0	44
Park Falls	Park Falls	WI	2013	0	24	12	36
Wisconsin Rapids	Wisconsin Rapids	WI	2007*	0	40	18	58

23

Resizing Overhead to Fit Slimmer Organization

Capital SENIOR LIVING

- Capital Senior Living will condense its community portfolio from 119 in 3Q20 to 65-70 communities in 2021 and realign operations to fit more concentrated footprint and improve operating efficiencies.
- The Company has taken several actions to restructure the business
  - Operations alignments & field support changes
  - Many Dallas Support Center (DSC) functions have been reduced and will continue to rationalize as the community portfolio becomes smaller.
  - DSC office space has been reduced, resulting in annual rent savings of $450k.

Annual G&A Costs

Year	G&A Costs	YoY Change
2019 A	$ 27M	
2020 E	$ 25M	- 7.5 %
2021 E	$ 17.4M	- 30 %

$7.6M expected G&A savings from 2020 -2021

DISCOVER *the difference*

24

3Q 2020 Financials 253Q 2020 Financials 25

Same Store* Financial Results 3Q 2020 3Q20 2Q20 3Q19 YTD 20 YTD 19 Average Occupancy 78.0% 79.9% 82.6% 80.0% 83.5% (1) Ending Occupancy 77.6% 80.0% 83.1% 77.6% 83.1% (2) RevPOR $3,731 $3,747 $3,708 $3,738 $3,697 Margin 28.7% 33.2% 32.3% 32.4% 34.5% (3) NOI (95 Properties) $22.3 $26.7 $26.3 $74.9 $85.4 (3) Adjusted CFFO $(3.8) $2.9 $(1.2) $(0.1) $9.5 $ in Millions except RevPOR *Same Store 95 Communities (1) Ending Month Occupancy percentage for each time period (2) Adjusted to remove State Relief Revenue (3) Excludes COVID-19 Relief and Costs 26Same Store* Financial Results 3Q 2020 3Q20 2Q20 3Q19 YTD 20 YTD 19 Average Occupancy 78.0% 79.9% 82.6% 80.0% 83.5% (1) Ending Occupancy 77.6% 80.0% 83.1% 77.6% 83.1% (2) RevPOR $3,731 $3,747 $3,708 $3,738 $3,697 Margin 28.7% 33.2% 32.3% 32.4% 34.5% (3) NOI (95 Properties) $22.3 $26.7 $26.3 $74.9 $85.4 (3) Adjusted CFFO $(3.8) $2.9 $(1.2) $(0.1) $9.5 $ in Millions except RevPOR *Same Store 95 Communities (1) Ending Month Occupancy percentage for each time period (2) Adjusted to remove State Relief Revenue (3) Excludes COVID-19 Relief and Costs 26

Balance Sheet as of September 30, 2020 Assets ($ in millions) Liabilities & Equity ($ in millions) Cash and Securities $ 18.3 Current Liabilities $ 344.5 * Other Current Assets 22.8 Long-Term Debt 654.4 Total Current Assets 41.1 Other Liabilities 0.6 Fixed Assets 692.7 Total Liabilities 999.5 Other Assets 6.7 Stockholders’ Equity (259.0) Total Assets $ 740.5 Total Liabilities & Equity $ 740.5 * Includes $211.1 million of debt, net of deferred loan costs, associated with 18 communities to be transferred to the lender which will eliminate such debt. Also includes $31.5 million of debt associated with a bridge loan due to non-compliance with a financial covenant at 9/30/20, which the Company intends to cure, due to the impact of COVID-19 on one of the communities included in such bridge loan. 27Balance Sheet as of September 30, 2020 Assets ($ in millions) Liabilities & Equity ($ in millions) Cash and Securities $ 18.3 Current Liabilities $ 344.5 * Other Current Assets 22.8 Long-Term Debt 654.4 Total Current Assets 41.1 Other Liabilities 0.6 Fixed Assets 692.7 Total Liabilities 999.5 Other Assets 6.7 Stockholders’ Equity (259.0) Total Assets $ 740.5 Total Liabilities & Equity $ 740.5 * Includes $211.1 million of debt, net of deferred loan costs, associated with 18 communities to be transferred to the lender which will eliminate such debt. Also includes $31.5 million of debt associated with a bridge loan due to non-compliance with a financial covenant at 9/30/20, which the Company intends to cure, due to the impact of COVID-19 on one of the communities included in such bridge loan. 27

1 Capital Structure, Debt Maturities and Liquidity (as of Sept 30, 2020) • As of September 30, 2020, the Company had approximately $18.3 million of cash or cash equivalents • The Company has received approximately $0.7M in state COVID-19 relief grants through September 30, 2020 • The Company expects to receive approximately $11 million in additional federal and state COVID-19 relief grants 2 in the fourth quarter of 2020. Debt Maturity Schedule • 86% of the Company’s debt is fixed rate non-recourse $297,579 mortgage debt at a weighted average rate of 4.5% • 14% of the Company’s debt is at variable rates with a $155,772 weighted average rate of 3.6% $118,877 • The Company expects to $81,546 extend, refinance or retire all $37,665 or part of the 2021 and 2022 $10,637 $- maturities. 2020 Dec 2021 Apr 2022 2023 2024 2025 2026 & After (1) Excludes $217.7 million of debt associated with 18 communities in process of transfer to Fannie Mae. (2) There can be no assurance that we will qualify for, or receive, grants in the amount we expect. 281 Capital Structure, Debt Maturities and Liquidity (as of Sept 30, 2020) • As of September 30, 2020, the Company had approximately $18.3 million of cash or cash equivalents • The Company has received approximately $0.7M in state COVID-19 relief grants through September 30, 2020 • The Company expects to receive approximately $11 million in additional federal and state COVID-19 relief grants 2 in the fourth quarter of 2020. Debt Maturity Schedule • 86% of the Company’s debt is fixed rate non-recourse $297,579 mortgage debt at a weighted average rate of 4.5% • 14% of the Company’s debt is at variable rates with a $155,772 weighted average rate of 3.6% $118,877 • The Company expects to $81,546 extend, refinance or retire all $37,665 or part of the 2021 and 2022 $10,637 $- maturities. 2020 Dec 2021 Apr 2022 2023 2024 2025 2026 & After (1) Excludes $217.7 million of debt associated with 18 communities in process of transfer to Fannie Mae. (2) There can be no assurance that we will qualify for, or receive, grants in the amount we expect. 28